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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 1, 2001



                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

New Jersey                         1-12                      36-1655315
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


            Quaker Tower P.O. Box 049001 Chicago, Illinois 60604-9001
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                    (Address of principal executive offices)


                                  312-222-7111
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              (Registrant's telephone number, including area code)

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Item 7.                  Financial Statements and Exhibits

(c)      Exhibits
         (99.1)          The Quaker Oats Company's Press Release, dated
                         August 1, 2001.

Item 9.  Regulation FD Disclosure.

On August 1, 2001, PepsiCo and The Quaker Oats Company (the "Company") issued a press release announcing that they have received unconditional clearence from the Federal Trade Commission to merge. The press release is attached to this report as exhibit 99.1 and is incorporated by reference to the report.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THE QUAKER OATS COMPANY
                                  (Registrant)



Date:  August 1, 2001                  /s/ William G. Barker
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                                           William G. Barker
                                           Vice President and
                                           Corporate Controller


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                                  EXHIBIT INDEX



Exhibit                            Exhibit                         Paper (P) or
Number                           Description                      Electronic (E)
-------                          -----------                      --------------

99.1              The Quaker Oats Company's Press Release,
                  Dated August 1, 2001                                 (E)